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                            UBS U.S. ALLOCATION FUND

                 Supplement to Prospectus dated October 28, 2003

                                                                  March 31, 2004

Dear Investor,

     The purpose of this supplement to the prospectus is to notify investors of a proposal affecting the UBS U.S. Allocation Fund ("U.S. Allocation Fund") that was approved by the Board of Trustees (the "Board") of The UBS Funds (the "Trust").

     PROPOSED MERGER OF U.S. ALLOCATION FUND INTO UBS TACTICAL ALLOCATION FUND ("TACTICAL ALLOCATION FUND")

     The Board has approved the submission of an Agreement and Plan of Reorganization (the "Plan") to shareholders of U.S. Allocation Fund under which substantially all of the assets of U.S. Allocation Fund would be transferred to Tactical Allocation Fund in exchange for shares of Tactical Allocation Fund (the "Merger"). While Tactical Allocation Fund pursues an investment objective that is substantially similar, but not identical, to that of the U.S. Allocation Fund, both Funds are managed using the same institutional asset allocation model. Under the Plan, shareholders of each class of U.S. Allocation Fund then would receive shares of the corresponding class of Tactical Allocation Fund equal in value to their investment in U.S. Allocation Fund. The Merger is intended to be a tax-free transaction.

     More information about the proposed Merger will be provided to shareholders in proxy materials, which are expected to be mailed in May 2004. If approved by U.S. Allocation Fund shareholders, the Merger is expected to occur on or about June 25, 2004 or as soon as practicable thereafter.

     CLOSING TO NEW INVESTMENT

     Effective at the close of business on March 31, 2004, U.S. Allocation Fund will close to new investment and will therefore no longer offer shares for purchase, including purchases through the Automatic Investment Plan and PACE Multi Advisor, or for exchange from other funds. Of course, shareholders will continue to be able to redeem their shares. Certain 401(k) plan omnibus accounts and other similar defined contribution accounts may continue to purchase shares through such omnibus accounts until it is practicable for plan participant contributions to be terminated.

     Please be sure to retain this supplement with your prospectus. For more information, contact 1-800-647-1568.

                                                                   Item # ZS-250